SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

THE COOPER COMPANIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on March 14, 2016

THE COOPER COMPANIES, INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: January 19, 2016 Date: March 14, 2016 Time: 8:00 AM PST Location: 6140 Stoneridge Mall Road Pleasanton, CA 94588

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

–— Before You Vote –— How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Form 10-K 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 29, 2016 to facilitate timely delivery.

–— How To Vote –—
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1.	Election of Directors
Nominees
1a	A. Thomas Bender

1b	Michael H. Kalkstein

1c	Jody S. Lindell

1d	Gary S. Petersmeyer

1e	Allan E. Rubenstein, MD

1f	Robert S. Weiss

1g	Stanley Zinberg, MD
The Board of Directors recommends you vote FOR the following proposal(s):
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for The Cooper Companies, Inc. for the fiscal year ending October 31, 2016;
3	Approval of the amendment and restatement of the 2007 Long Term Incentive Plan to add 1,700,000 shares to the total reserved for grant and extend the term of the Plan; and
4	Hold an advisory vote on the compensation of our Named Executive Officers.

Voting items Continued

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

THE COOPER COMPANIES, INC.

To Be Held On:

March 14, 2016 at 8:00 a.m., (P.D.T.)

at 6140 Stoneridge Mall Road, Suite 145, Pleasanton CA 94588

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 2/29/16.

Please visit investor.coopercos.com/financials.cfm, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE:  To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.
PLEASE NOTE THAT YOU CANNOT USE THIS NOTICE TO VOTE BY MAIL.

In their discretion, the proxies are authorized to vote for the election of such substitute nominee(s) for directors as such proxies may select in the event that any nominee(s) named herein become unable to serve, and on such other matters as may properly come before the meeting or any adjournments or postponements thereof. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEMS 1 THRU 4.	1.	ELECTION OF SEVEN DIRECTORS. A. Thomas Bender Michael H. Kalkstein Jody S. Lindell Gary S. Petersmeyer Allan E. Rubenstein, M.D. Robert S. Weiss Stanley Zinberg, M.D.

	2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for The Cooper Companies, Inc. for the fiscal year ending October 31, 2016;

	3.	Approval of the amendment and restatement of the 2007 Long Term Incentive Plan to add 1,700,000 shares to the total reserved for grant and extend the term of the Plan;

	4.	Hold an advisory vote on the compensation of our named executive officers as presented in the Proxy Statement; and

	5.	The transaction of any other business that my properly come before the meeting or any continuations, adjournment or postponements thereof.

PROXY

THE COOPER COMPANIES, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MARCH 14, 2016

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of The Cooper Companies, Inc., a Delaware corporation, hereby appoints RANDAL L. GOLDEN, CAROL R. KAUFMAN, GREGORY W. MATZ and ROBERT S. WEISS, and each of them, proxies, with full power of substitution, to vote all of the shares of common stock of The Cooper Companies, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Cooper Companies, Inc. to be held at 6140 Stoneridge Mall Road, Suite 145, Pleasanton, CA, 94588 at 8:00 a.m., (P.D.T.), and at any continuations, adjournments or postponements thereof, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting.

  THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEMS 1 THRU 4 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 5.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

THE COOPER COMPANIES, INC.

March 14, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and Proxy Card are available at investor.coopercos.com/financials.cfm

  Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEMS 1 THRU 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
	1.	ELECTION OF SEVEN DIRECTORS.	FOR	AGAINST	ABSTAIN

In their discretion, the proxies are authorized to vote for the election of such substitute nominee(s) for directors as such proxies may select in the event that any nominee(s) named herein become unable to serve, and on such other matters as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

		A. Thomas Bender	☐	☐	☐
		Michael H. Kalkstein	☐	☐	☐
		Jody S. Lindell	☐	☐	☐
		Gary S. Petersmeyer	☐	☐	☐
		Allan E. Rubenstein, M.D.	☐	☐	☐
		Robert S. Weiss	☐	☐	☐
		Stanley Zinberg, M.D.	☐	☐	☐
	2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for The Cooper Companies, Inc. for the fiscal year ending October 31, 2016;	☐	☐	☐
	3.	Approval of the amendment and restatement of the 2007 Long Term Incentive Plan to add 1,700,000 shares to the total reserved for grant and extend the term of the Plan;	☐	☐	☐
	4.	Hold an advisory vote on the compensation of our named executive officers as presented in the Proxy Statement; and	☐	☐	☐
	5.	The transaction of any other business that my properly come before the meeting or any continuations, adjournment or postponements thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.